UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2018
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HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889
Not Applicable
(Former name or former address, if changed since last report)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)    On December 12, 2018, the Compensation Committee of the Board of Directors of Halozyme Therapeutics, Inc. (the “Company”) approved certain changes to the Company’s Severance Policy to more closely align the Company’s severance practices with those of its peer companies. Under the terms of the amended Severance Policy, in the event of a termination by the Company without cause: (i) the cash severance for the Company’s Chief Executive Officer (the “CEO”) will be equal to 18 months of the CEO’s then-current annual base salary and a bonus paid at target and pro-rated based upon the length of employment during the year of separation; and (ii) the cash severance for certain other senior officers of the Company as designated by the Compensation Committee (which includes all of the Company’s other executive officers) will be equal to the senior officer’s then-current annual base salary and a bonus paid at target and pro-rated based upon the length of employment during the year of separation. In addition to cash severance the Company will also (i) extend the period during which the CEO and certain other senior officers as designated by the Compensation Committee are permitted to exercise all options that are vested as of the date of termination to the shorter of (a) one year following the date of termination and (b) the remaining term of the option prior to such termination, and (ii) pay certain health coverage costs during the term of the applicable severance period.

The foregoing descriptions of the Company’s Severance Policy does not purport to be complete and is qualified in its entirety by reference to the complete Severance Policy which is attached to this report as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Halozyme Therapeutics, Inc. Severance Policy

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halozyme Therapeutics, Inc.

December 13, 2018	By:	/s/ Harry J. Leonhardt
	Name:	Harry J. Leonhardt, Esq.
	Title:	Senior Vice President, General Counsel, and Corporate Secretary